UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 17, 2006

Federal Home Loan Bank of Pittsburgh
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-51395	25-6001324
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

601 Grant Street, Pittsburgh, Pennsylvania		15219
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	412-288-3400

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

On November 17, 2006, the Board of Directors of the Federal Home Loan Bank of Pittsburgh (the "Bank") at its regularly scheduled meeting on that date, declared a special dividend of 1.32329 percent, 5.25 percent annualized, calculated on each member’s average capital stock balance held over the first nine months of 2006, ending September 30, 2006. Attached as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K are copies of the related Bank letter to stockholders and press release. The information being furnished pursuant to Item 7.01 of this Current Report on Form 8-K and the information contained in Exhibits 99.1 and 99.2 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

99.1 Letter to stockholders, dated November 17, 2006, issued by the Bank

99.2 Press release dated November 17, 2006 issued by the Bank

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Pittsburgh

November 17, 2006	By:	Kristina K. Williams

Name: Kristina K. Williams
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Letter to stockholders, dated November 17, 2006, issued by the Bank
99.2	Press release dated November 17, 2006 issued by the Bank